NEWBUILDINGS	12 Months Ended
Dec. 31, 2018
NEWBUILDINGS [Abstract]
NEWBUILDINGS
NEWBUILDINGS

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures relating to the acquisition of newbuilding vessels, together with capitalized loan interest. No interest was capitalized in the cost of newbuildings in the year ended December 31, 2018 (2017: $1.2 million; 2016: $1.2 million).

As at December 31, 2018, and December 31, 2017 the Company had no agreements for the construction of newbuilding vessels.

During 2017, the Company took delivery of two newbuilding oil product carriers, which were under construction as at December 31, 2016. Upon delivery, the vessels were transferred from newbuildings to vessels and equipment (see Note 13: Vessels and equipment, net).